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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-80927, 333-63169, 333-63249, 333-82539 and 333-38590).



                                        /s/ ARTHUR ANDERSEN LLP


Nashville, Tennessee
March 29, 2001